Consolidated Quarterly Holdings Report
for
Fidelity® Series Commodity Strategy Fund
October 31, 2022
SCR-S-NPRT1-1222
1.899304.114
U.S. Treasury Obligations - 11.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.08% to 3.84% 12/8/22 to 1/19/23 (b) (Cost $248,434,028)	250,000,000	248,344,744

Money Market Funds - 86.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $1,830,247,743)	1,830,216,566	1,830,582,610

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $2,078,681,771)	2,078,927,354
NET OTHER ASSETS (LIABILITIES) - 1.4% (d)(e)	30,114,436
NET ASSETS - 100.0%	2,109,041,790

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	506	Dec 2022	17,494,950	1,475,193	1,475,193
CBOT HRW Wheat Contracts (United States)	118	Dec 2022	5,774,625	542,748	542,748
CBOT Soybean Contracts (United States)	228	Jan 2023	16,182,300	346,554	346,554
CBOT Soybean Meal Contracts (United States)	234	Jan 2023	9,806,940	389,104	389,104
CBOT Soybean Oil Contracts (United States)	245	Jan 2023	10,379,670	701,356	701,356
CBOT Wheat Contracts (United States)	209	Dec 2022	9,219,513	705,333	705,333
CME Lean Hogs Contracts (United States)	145	Dec 2022	4,925,650	311,758	311,758
CME Live Cattle Contracts (United States)	178	Dec 2022	10,856,220	278,870	278,870
COMEX Copper Contracts (United States)	135	Dec 2022	11,402,625	229,451	229,451
COMEX Gold 100 oz. Contracts (United States)	229	Dec 2022	37,482,710	(58,519)	(58,519)
COMEX Silver Contracts (United States)	117	Dec 2022	11,179,980	337,273	337,273
ICE Brent Crude Contracts (United Kingdom)	232	Nov 2022	21,470,420	1,567,423	1,567,423
ICE Coffee 'C' Contracts (United States)	86	Dec 2022	5,730,825	(736,166)	(736,166)
ICE Cotton No. 2 Contracts (United States)	72	Dec 2022	2,592,000	(428,154)	(428,154)
ICE Low Sulphur Gasoil Contracts (United States)	103	Jan 2023	10,082,525	(342,176)	(342,176)
ICE Sugar No. 11 Contracts (United States)	375	Feb 2023	7,547,400	69,860	69,860
LME Aluminum Contracts (United Kingdom)	159	Jan 2023	8,832,450	(127,675)	(127,675)
LME Nickel Contracts (United Kingdom)	61	Jan 2023	7,977,153	(150,908)	(150,908)
LME Zinc Contracts (United Kingdom)	96	Jan 2023	6,487,200	(490,908)	(490,908)
NYMEX Gasoline RBOB Contracts (United States)	61	Dec 2022	6,283,372	1,551	1,551
NYMEX Natural Gas Contracts (United States)	592	Dec 2022	38,956,240	(1,695,712)	(1,695,712)
NYMEX NY Harbor ULSD Contracts (United States)	55	Dec 2022	8,099,461	(57,455)	(57,455)
NYMEX WTI Crude Oil Contracts (United States)	278	Dec 2022	23,662,480	(335,689)	(335,689)

TOTAL FUTURES CONTRACTS					2,533,112
The notional amount of futures purchased as a percentage of Net Assets is 13.8%

Total Return Swaps
Underlying Reference(1)	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount ($)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Canadian Imperial Bank Of Commerce	Nov 2022	150,000,000	(3,953,569)	0	(3,953,569)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Canadian Imperial Bank Of Commerce	Nov 2022	50,000,000	(1,246,701)	0	(1,246,701)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill 11 basis points	At Maturity	Citibank, N.A.	Dec 2022	98,000,000	(2,821,415)	0	(2,821,415)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Citibank, N.A.	Dec 2022	65,000,000	778,652	0	778,652
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Credit Suisse International	Nov 2022	100,000,000	(2,635,713)	0	(2,635,713)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Goldman Sachs Bank USA	Dec 2022	93,000,000	260,038	0	260,038
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	JPMorgan Chase Bank, N.A.	Nov 2022	115,000,000	390,483	0	390,483
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	JPMorgan Chase Bank, N.A.	Dec 2022	120,000,000	2,110,529	0	2,110,529
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Macquarie Bank Ltd.	Dec 2022	94,000,000	(6,422,387)	0	(6,422,387)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Macquarie Bank Ltd.	Dec 2022	80,000,000	(1,780,911)	0	(1,780,911)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 7 basis points	At Maturity	Merrill Lynch International	Nov 2022	118,000,000	(2,805,387)	0	(2,805,387)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 9 basis points	At Maturity	Merrill Lynch International	Nov 2022	85,000,000	(6,124,512)	0	(6,124,512)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 10 basis points	At Maturity	Merrill Lynch International	Dec 2022	150,000,000	(8,751,785)	0	(8,751,785)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Merrill Lynch International	Dec 2022	80,000,000	223,689	0	223,689
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	Nov 2022	100,000,000	(2,253,505)	0	(2,253,505)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	Dec 2022	75,000,000	(2,159,781)	0	(2,159,781)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 12 basis points	At Maturity	Royal Bank of Canada	Dec 2022	40,000,000	479,028	0	479,028
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 11 basis points	At Maturity	Societe Generale	Dec 2022	135,000,000	(3,007,285)	0	(3,007,285)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	UBS AG	Nov 2022	42,000,000	(947,094)	0	(947,094)
Bloomberg Commodity Index	Receives	At Maturity	3-month US auction rate T-Bill plus 13 basis points	At Maturity	UBS AG	Dec 2022	67,000,000	1,170,796	0	1,170,796
TOTAL RETURN SWAPS								(39,496,830)	0	(39,496,830)

(1)Each open total return swap is an agreement to receive the total return of the Bloomberg Commodity Index and pay a floating rate based on the 3-month US auction rate T-Bill plus a specified spread.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security has been segregated as collateral for bi- lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $211,365,767.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Includes $28,838,924 of cash collateral to cover margin requirements for futures contracts.
(e)	Includes $5,580,000 of cash collateral segregated for bi-lateral over-the-counter (OTC) swaps.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	2,780,025,793	969,224,348	1,918,667,531	16,750,196	154,224	(154,224)	1,830,582,610	3.7%
Total	2,780,025,793	969,224,348	1,918,667,531	16,750,196	154,224	(154,224)	1,830,582,610

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Series Commodity Return Cayman Ltd.	629,487,120	199,999,925	200,000,100	-	(15,508,182)	(219,102,696)	394,876,067

The Fund invests in certain commodity-related investments through Geode Series Commodity Return Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2022, the Fund held an investment of $394,876,067 in the Subsidiary, representing 18.7% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.